                                                                  EXHIBIT 10.1.4

                                   EXHIBIT A
                             SCHEDULE OF PARTNERS,
             ALLOCATION OF PARTNERSHIP UNITS, PERCENTAGE INTERESTS
          AND THE AGREED UPON VALUE OF NON-CASH CAPITAL CONTRIBUTIONS

          DATE                                           VALUE OF NON-CASH     PARTNERSHIP    APPROX. PERCENTAGE
        ADMITTED          NAME AND ADDRESS OF PARTNERS  CAPITAL CONTRIBUTION   UNITS ISSUED       INTERESTS        FEDERAL ID #
  ---------------------   ----------------------------  --------------------   ------------   ------------------   ------------
  2/12/1997               Golf Legends Ltd., Inc.          $  30,647,030         1,532,352           12.01%         57-0886834
                          1500 Legends Drive
                          Myrtle Beach, SC 29578

  2/12/1997               Seaside Resorts Ltd., Inc.       $  16,129,118           806,456            6.32%         57-0729308
                          1500 Legends Drive
                          Myrtle Beach, SC 29578

  2/12/1997               Heritage Golf Club, Ltd.,        $  16,031,230           801,561                          57-0818596
                          Inc.
                          1500 Legends Drive
                          Myrtle Beach, SC 29578

  1/6/1999                Heritage (conversion)                                    (11,700)
                                                                                ----------
                                                                                   789,861            6.19%

  2/12/1997               Legends of Virginia L.C.         $  11,963,738           598,187            4.69%         57-1003883
                          1500 Legends Drive
                          Myrtle Beach, SC 29578

  2/12/1997               Northgate                        $   3,797,071           189,854                          76-0527250
                          16055 Northgate Forest Drive
                          Houston, TX 77068

  5/20/1998               Northgate (redemption)           $    (158,969)           (5,000)

  1/6/1999                Northgate (conversion)           $          --           (30,000)

  3/2/2001                Northgate (conversion)                                   (60,581)
                                                           -------------        ----------
                          Northgate Total                  $   3,638,102            94,273            0.74%

  2/12/1997               Olde Atlanta Golf Club           $   1,444,926            72,246                          36-3834881
                          Limited Partnership
                          c/o The Crescent Company
                          1580 S. Milwaukee Ave.,
                          Suite 101
                          Libertyville, IL 60048

  4/13/1998               Olde Atlanta (redemption)        $  (62,837.60)           (2,000)

  5/20/1998               Olde Atlanta (redemption)        $  (64,017.60)           (2,000)

  8/21/1998               Olde Atlanta (redemption)        $  (52,387.50)           (1,500)

  12/10/1998              Olde Atlanta (redemption)        $  (30,166.11)           (1,150)

  1/20/1999               Olde Atlanta (redemption)        $  (66,078.50)           (2,500)

  4/6/1999                Olde Atlanta (conversion)        $          --            (2,000)

  5/1/1999                Olde Atlanta                     $     683,967            30,826
                          (recapitalization)

  5/27/1999               Olde Atlanta (conversion)                                 (2,000)

          DATE                                           VALUE OF NON-CASH     PARTNERSHIP    APPROX. PERCENTAGE
        ADMITTED          NAME AND ADDRESS OF PARTNERS  CAPITAL CONTRIBUTION   UNITS ISSUED       INTERESTS        FEDERAL ID #
  ---------------------   ----------------------------  --------------------   ------------   ------------------   ------------
  7/15/1999               Olde Atlanta (conversion)                                 (3,500)

  1/10/2000               Olde Atlanta (conversion)                                 (3,300)

  1/26/2000               Olde Atlanta (conversion)                                 (4,100)

  4/28/2000               Olde Atlanta (correction                                   2,000
                          from 3/24/99)

  8/14/2000               Olde Atlanta (conversion)                                (10,600)
                                                           -------------        ----------
                          Olde Atlanta Total               $1,853,405.98            70,422            0.55%

  2/12/1997               Bright's Creek                   $   2,119,005           105,950            0.83%         63-1120089
                          Development Co. LLC
                          104 Cotton Creek Drive
                          Gulf Shores, AL 36542

  10/31/1996              David Dick Joseph                           --            12,500            0.00%        ###-##-####
                          14 North Adger's Wharf
                          Charleston, SC 29401

  12/14/1999              David Dick Joseph                                        (12,500)
                          (conversion)
                                                           -------------        ----------
                                                                      --                --

  2/4/1997                W. Bradley Blair, II             $          --            12,500            0.10%        ###-##-####
                          14 North Adger's Wharf
                          Charleston, SC 29401

  2/4/1997                James Hoppenrath                 $          --             3,750            0.00%        ###-##-####
                          422 1/2 Marguerite Ave.
                          Corona Del Mar CA 92625

  1/6/2000                James Hoppenrath                                          (3,750)
                          (conversion)
                                                           -------------        ----------
                                                           $          --                --

  6/20/1997               Golf Host Resorts, Inc.          $          --           274,039            0.00%         84-0631130
                          c/o Starwood Capital
                          Group, LP
                          Three Pickwick Plaza,
                          Suite 250
                          Greenwich, CT 06830

  3/3/2000                Golf Host (conversion)                                  (274,039)
                                                                                ----------
                                                                                        --

  9/2/1997                John J. Rainieri, Sr.            $   3,198,168           114,237            0.00%        ###-##-####
                          Betty Rainieri                                                                           ###-##-####
                          4350 Mayfair Road
                          Uniontown, OH 44685

  1/4/2001                Rainieri (redemption)            $    (910,632)          (75,886)
                                                           -------------        ----------
                          Rainieri Total                   $2,287,536.00            38,351            0.30%

  9/2/1997                Raintree Country Club, Inc.      $     204,138             7,292            0.00%         34-1736212
                          4350 Mayfair Road
                          Uniontown, OH 44685

          DATE                                           VALUE OF NON-CASH     PARTNERSHIP    APPROX. PERCENTAGE
        ADMITTED          NAME AND ADDRESS OF PARTNERS  CAPITAL CONTRIBUTION   UNITS ISSUED       INTERESTS        FEDERAL ID #
  ---------------------   ----------------------------  --------------------   ------------   ------------------   ------------
  1/4/2001                Raintree (redemption)            $     (87,504)           (7,292)

  1/4/2001                Residual Value                   $    (116,634)
                          (Value at Issue-Value at
                          Redemption)
                                                           -------------        ----------
                          Raintree Country Club, Inc.
                          Total                            $          --                --            0.00%

  9/30/1997               Eagle Watch Golf Club,           $   1,890,682            70,158                          36-3903287
                          Limited Partnership
                          c/o E. Neal Trogdon
                          The Crescent Company
                          1580 South Milwaukee
                          Avenue, Suite 101
                          Libertyville, IL 60048

  11/2/1998               Eagle Watch (redemption)         $  (64,199.00)           (2,150)

  5/21/1999               Eagle Watch (conversion)                                  (1,250)

  4/28/2000               Eagle Watch (correction
                          from 3/24/99)                                             (2,000)
                                                           -------------        ----------
                          Eagle Watch Total                $   1,826,483            64,758            0.51%

  10/17/1997              Properties of the Country,       $     500,000            19,231            0.15%         48-1157265
                          Inc.
                          908 N. 2nd Street East
                          Louisburg, KS 66053

  11/25/1997              Granite Golf Corporation         $     650,000            24,424                          86-0926890
                          1510 N. Hayden Road, Suite 7
                          Scottsdale, AZ 85260

  7/2/1999                Granite Golf (redemption)        $    (200,257)           (8,393)

  7/27/1999               Granite Golf (redemption)        $    (237,935)          (10,354)

  8/13/1999               Granite Golf (redemption)        $    (125,746)           (5,677)

  8/13/1999               Residual Value                   $  (86,062.00)
                          (Value at Issue-Value at
                          Redemption)
                                                           -------------        ----------
                                                                      --                --            0.00%

  12/19/1997              Stonehenge Golf                  $   4,500,000           169,811            0.74%         56-2027442
                          Development, LLC
                          90 Mallet Hill Road
                          Columbia, SC 29223

  1/10/2000               Stonehenge Golf (conversion)                             (50,000)

  6/20/2000               Stonehenge Golf (conversion)                             (25,471)
                                                           -------------        ----------
                                                           $   4,500,000            94,340

  1/16/1998               Mystic Creek Golf Club,          $   1,500,000            52,724            0.41%         38-3187304
                          Limited Partnership
                          32605 West 12 Mile Road
                          Suite 350
                          Farmington Hills, MI 48334

          DATE                                           VALUE OF NON-CASH     PARTNERSHIP    APPROX. PERCENTAGE
        ADMITTED          NAME AND ADDRESS OF PARTNERS  CAPITAL CONTRIBUTION   UNITS ISSUED       INTERESTS        FEDERAL ID #
  ---------------------   ----------------------------  --------------------   ------------   ------------------   ------------
  2/1/1998                Okeechobee Championship          $   6,138,369           227,347(1)         1.78%         65-0115196
                          Golf, Inc.
                          2100 Emerald Dunes Drive
                          West Palm Beach, FL 33411

  5/22/1998               Eagle Ridge Lease                $   1,198,750            35,794            0.28%         52-2099405
                          Company LLC
                          16100 N. Greenway-Hayden
                          Loop
                          Scottsdale, AZ 85260

  5/28/1998               Golf Classic Resorts, LLC        $     879,995            26,357            0.00%         85-0453484
                          536 South Avenue
                          Glencoe, IL 60022

  11/26/1999              Golf Classic Resorts             $    (199,633)          (11,577)
                          (redemption)

  12/31/1999              Golf Classic Resorts             $     (34,517)           (2,060)
                          (redemption)

  2/7/2000                Golf Classic Resorts             $    (221,408)          (12,720)
                          (redemption)

  2/7/2000                Residual Value                   $    (424,437)
                          (Value at Issue-Value at
                          Redemption)
                                                           -------------        ----------
                                                                      --                --

  8/28/1998               Osage National Golf              $   3,451,068           124,700                          43-1735431
                          Club LLC
                          900 Hickory Street
                          St. Louis, MO 63104

  6/30/1999               Osage (Redemption)               $  (1,393,382)          (58,576)

  6/20/2000               Osage (Redemption)               $  (1,055,101)          (66,124)

  6/20/2000               Residual Value                   $  (1,002,585)
                          (Value at Issue-Value at
                          Redemption)
                                                           -------------        ----------
                                                                      --                --            0.00%

  12/14/1998              Brentwood Golf & Country         $     650,000            24,482            0.00%         38-3148750
                          Club, Inc.
                          4801 Faircourt West
                          Bloomfield, MI 48322
                          PO Box 386, Union Lake, MI
                          48387

  6/20/2000               Brentwood (Redemption)           $    (390,645)          (24,482)

  6/20/2000               Residual Value                   $    (259,355)
                          (Value at Issue-Value at
                          Redemption)
                                                           -------------        ----------
                                                                      --                --

          DATE                                           VALUE OF NON-CASH     PARTNERSHIP    APPROX. PERCENTAGE
        ADMITTED          NAME AND ADDRESS OF PARTNERS  CAPITAL CONTRIBUTION   UNITS ISSUED       INTERESTS        FEDERAL ID #
  ---------------------   ----------------------------  --------------------   ------------   ------------------   ------------
  12/22/1998              Gutta-Percha Golf, Inc.          $     870,000            32,986            0.00%         95-4493507
                          365 W. California Blvd.
                          Suite 2
                          Pasadena, CA 91105

  9/5/2000                Palm Desert (Redemption)         $    (460,785)          (32,986)

  9/5/2000                Residual Value                   $    (409,215)
                          (Value at Issue-Value at
                          Redemption)
                                                           -------------        ----------
                                                           $          --                --

  2/4/1997                GTA LP, Inc.                     $          --         8,191,502           64.20%         58-2290326
                          14 North Adger's Wharf
                          Charleston, SC 29401

  2/4/1997                GTA GP, Inc.                     $          --            26,053            0.20%         58-2290217
                          14 North Adger's Wharf
                          Charleston, SC 29401

  Total Common OP Units                                                         12,760,101          100.00%

                                                   SERIES A PREFERRED OP UNITS

  4/2/1999                GTA LP, Inc.                        20,000,000           800,000             100%
                          14 North Adger's Wharf
                          Charleston, SC 29401

                                                   SERIES B PREFERRED OP UNITS

  5/11/1999               Metamora Golf Operating                295,003            10,169             100%         38-3462287
                          Company, L.L.C.
                          c/o Total Golf, Inc.
                          1303 W. Commerce Drive
                          Milford, MI 48380

  9/25/2000               Metamora (redemption)                 (295,003)          (10,169)

                                                   SERIES C PREFERRED OP UNITS

  7/28/1999               Burning Embers Corporation           1,350,000            48,949             100%         55-0720833
                          801 Aaron Smith Drive
                          Bridgeport, WV 26330

------------------------

(1) Includes 218,088 Class A Common Units issued with a valuation of $5,888,376 and 9,259 Class B Common OP Units issued with a valuation of $249,993